UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/15/2012

SEITEL INC
(Exact name of registrant as specified in its charter)

Commission File Number:  001-10165

DE	76-0025431
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10811 S. Westview Circle, Building C, Suite 100, Houston, TX 77043
(Address of principal executive offices, including zip code)

713-881-8900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Agreements for Key Executives

On January 30, 2012, the board of directors (the "Board") of Seitel, Inc. ("Seitel") approved entering into an Employment Agreement with three key executives (the "Executives"): Marcia Kendrick, Executive Vice President and Chief Financial Officer of Seitel; Randall Sides, President of Seitel Data, Ltd., a subsidiary of Seitel; and David Richard, President of Olympic Seismic Ltd., a subsidiary of Seitel. The Executives were determined by the Board to be executive officers, as defined by the rules promulgated under the Securities Exchange Act of 1934, as amended. The Employment Agreement for each Executive was executed on February 15, 2012.

Material Terms of Executive Employment Agreements

Each Employment Agreement has an initial term of two years and provides that during the initial term Ms. Kendrick shall be paid an annual base salary of $309,000 (USD), Mr. Sides shall be paid an annual base salary of $309,000 (USD), and Mr. Richard shall be paid an annual base salary of $313,635 (CAD). During the term, the Base Salary may be increased from time to time by the Board or its Compensation Committee. At the end of the initial term, each Employment Agreement automatically renews for one-year periods unless either the Executive or Seitel terminates the agreement by providing at least 30 days written notice prior to the expiration of such term.

Each Executive is eligible for cash bonuses upon obtaining certain targets as proposed by the CEO and approved by the compensation committee of the Board (the "Annual Incentive Plan"). If an Executive obtains the targets set forth under the Annual Incentive Plan, he or she will be eligible to receive a cash bonus of 70% of his or her base salary. If an Executive exceeds the targets set forth under the Annual Incentive Plan, he or she will be eligible to receive a maximum cash bonus of up to 110% of his or her base salary. Each Executive is entitled to participate in all employee savings and welfare benefit plans and other employee programs made available to Seitel's senior-level executives.

In the event the Executive's employment is terminated (a) without "Cause" (other than upon death or "Disability") or (b) after a "Change in Control" (I) without "Cause" or (II) the Executive resigns for "Good Reason" (all terms as defined in the Employment Agreement), upon providing a release to Seitel, he or she shall be entitled to the following:

-        base salary through the termination date;

-        an amount equal to one times the Executive's annual base salary;
-        any unpaid cash bonus earned and accrued with respect to any calendar year preceding the termination date;
-        a pro-rated portion of any cash bonus earned and accrued with respect to the year in which the termination date occurs;
-        immediate vesting and ability to exercise all of the Executive's equity awards received under the 2007 Non-Qualified Stock Option Plan of Seitel Holdings, Inc., Seitel's parent company; and
-        any reimbursement and any payment and benefit in accordance with Seitel's applicable plans and programs.

In the event the Executive resigns for "Good Reason" prior to a "Change in Control", upon providing a release to Seitel, he or she shall be entitled to the following:

-        base salary through the termination date;

-        an amount equal to one times the Executive's annual base salary;
-        any unpaid cash bonus earned and accrued with respect to any calendar year preceding the termination date;
-        a pro-rated portion of any cash bonus earned and accrued with respect to the year in which the termination date occurs; and
-        any reimbursement and any payment and benefit in accordance with Seitel's applicable plans and programs.

In the event the Executive's employment is terminated upon death, the Executive (or his or her estate or legal representative, as the case may be) shall be entitled to the following:

-        base salary through the termination date;

-        any unpaid cash bonus earned and accrued with respect to any calendar year preceding the termination date;
-        a pro-rated portion of any cash bonus earned and accrued with respect to the year in which the termination date occurs;
-        immediate vesting and ability to exercise all of the Executive's equity awards received under the 2007 Non-Qualified Stock Option Plan of Seitel Holdings, Inc., Seitel's parent company; and
-        any reimbursement and any payment and benefit in accordance with Seitel's applicable plans and programs.

In the event the Executive's employment is terminated on account of a Disability, upon providing a release to Seitel, he or she shall be entitled to the following, which amounts shall be reduced on a dollar-for-dollar basis by the amount of bona fide disability pay received:

-        base salary through the earlier of the end of the term or one year from the termination date;

-        any unpaid cash bonus earned and accrued with respect to any calendar year preceding the termination date;
-        a pro-rated portion of any cash bonus earned and accrued with respect to the year in which the termination date occurs;
-        immediate vesting and ability to exercise all of the Executive's equity awards received under the 2007 Non-Qualified Stock Option Plan of Seitel Holdings, Inc., Seitel's parent company; and
-        any reimbursement and any payment and benefit in accordance with Seitel's applicable plans and programs.

In the event Seitel terminates the Executive's employment for "Cause" or the Executive voluntarily resigns, the Executive shall be entitled to:

-        base salary through the termination date; and

-        any reimbursement and any payment and benefit in accordance with Seitel's applicable plans and programs.

        The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the Employment Agreements which are attached hereto and filed herewith as Exhibits 10.1, 10.2, and 10.3.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits

The following exhibits are furnished with this report.

Exhibit No.        Description

10.1        Employment Agreement between Marcia Kendrick and Seitel, Inc., dated February 15, 2012

10.2        Employment Agreement between Randall Sides and Seitel, Inc., dated February 15, 2012
10.3        Employment Agreement between David Richard and Seitel, Inc., dated February 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL INC

Date: February 17, 2012	By:	/s/ Robert D. Monson
Robert D. Monson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Employment Agreement between Marcia Kendrick and Seitel, Inc., dated February 15, 2012
EX-10.2	Employment Agreement between Randall Sides and Seitel, Inc., dated February 15, 2012
EX-10.3	Employment Agreement between David Richard and Seitel, Inc., dated February 15, 2012